THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.)

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. (the "Plan Agent"), at (800) 331-1710. In addition, information on the Fund is available on the Internet at www.indiagrowth.com.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors (the "Board") of the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------
should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PFPC Inc., P.O. Box 8030 Boston, Massachusetts 02266-8030.

SHARE REPURCHASE PROGRAM

On May 24, 2001, the Fund's Board approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. During the year ended June 30, 2002, the Fund repurchased 559,300 shares of its common stock, representing approximately 9.5% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of $8.36 and a weighted average discount from net asset value of 18.29%.

NEW PRESIDENT

On July 10, 2001, the Fund announced the resignation of Mr. P.S. Subramanyam as the Chairman of the Board and as a Director and President of the Fund in connection with his resignation as the Chairman of Unit Trust of India ("UTI"), the parent company of the Fund's investment adviser. At a meeting held on August 27, 2001, the Board appointed Mr. D.S.R. Murthy as President of the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

NEW CHAIRMAN OF THE BOARD OF DIRECTORS

On November 29, 2001, Mr. Christopher Reeves was elected as Chairman of the Fund's Board.

NEW DIRECTOR

On November 29, 2001, Mr. M. Damodaran was elected by the Fund's Board as a Class I Director of the Fund. Mr. Damodaran is the Chairman of UTI.

PRIVACY POLICY

The India Growth Fund Inc. collects nonpublic personal information about its shareholders from the following sources:

    - Information it receives from shareholders on applications or other forms;

    - Information about shareholder transactions with the Fund, its affiliates, or others; and

    - Information it receives from a consumer reporting agency.

The Fund's policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law). The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Letter to Shareholders
---------------------------------------------------------

Dear Shareholders:

The gross domestic product ("GDP") growth rate in India averaged 5.4% during the past five years despite some extraordinary events such as the East Asian fiscal crisis, the sanctions imposed on India after it conducted nuclear tests, the war in Kargil near the India-Pakistan border and the global economic slowdown. The Indian government expects GDP growth to average 8% during the next five years which would require the investment rate to increase to 32% of GDP from approximately 24% of GDP currently. The Indian government intends to revise fiscal and monetary policies in the near future in order to facilitate higher levels of savings and investment in the economy.

Despite threats of terrorism and tension on the India-Pakistan border, the Indian economy has shown early indications of improved performance during the 2002-03 fiscal year (year ending March 31, 2003). The six core sectors of the economy (crude petroleum, petroleum refinery products, coal, cement, steel and electricity) grew 5.7% during the quarter ended June 30, 2002, compared to 1.2% during the same period last year. This created a sense of optimism for the future growth of the economy. India is one of the few emerging markets where domestic demand is a key contributor to GDP growth. Lower dependence on exports is a positive factor when global growth is not expected to improve substantially.

According to the National Association of Software and Service Companies ("NASSCOM"), Indian software and services recorded U.S.$7.6 billion in exports during the 2001-02 fiscal year, increasing 29% from U.S.$5.9 billion during the 2000-01 fiscal year. NASSCOM expects exports to grow approximately 30% for the 2002-03 fiscal year, which would help contain the current account deficit and thus improve the overall balance of payments position.

The Indian government's divestment of equity in Public Sector Undertakings ("PSUs") (Indian government majority owned companies) continued during the 2001-02 fiscal year. With a divestment target of Rs.120 billion for the 2001-02 fiscal year, the Indian government strategically sold only Rs.50 billion in some of the major PSU's such as CMC (Computer Maintenance Corporation) and VSNL (Videsh Sanchar Nigam Ltd.). The Indian government expects to divest Rs.120 billion during the 2002-03 fiscal year. PSU stocks have risen substantially with the BSE-PSU index increasing 79% from January to June 2002. The sale of equity held by the Indian government should help to reduce the fiscal deficit.

With foreign exchange reserves of nearly U.S.$60 billion, India has sufficient funds to finance twelve months of imports, meet redemptions of over U.S.$4 billion of Resurgent India Bonds maturing within the next year and cover potential expenses arising from steeper oil prices or higher defense expenditures. India expects to further build up its reserves since Indian exports

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Letter to Shareholders (concluded)
----------------------------------------------------------------------
would benefit from a global economic recovery and improvement in foreign direct investment as a result of an emphasis on second-generation reforms. Exports grew 10.5% during the first two months of the 2002-03 fiscal year, which is twice the growth experienced during the first two months of the 2001-02 fiscal year.

The broad strategies set forth in the Union Budget for the 2002-03 fiscal year are:

    - continue the emphasis on agriculture and food economy reforms

    - enhance public and private investment in infrastructure

    - strengthen the financial sector and capital markets

    - deepen structural reforms and regenerate industrial growth

    - provide social security to the poor

    - consolidate tax reforms

Many companies during the past two years have focused on reducing costs and restructuring their businesses to concentrate on their core competencies. The Indian government's resolve to pursue further economic reforms combined with low inflation and fairly attractive stock valuations will benefit the stock market in terms of capital appreciation of Indian equity securities. The India Growth Fund Inc. expects to take advantage of these opportunities to further improve the Fund's performance.

D.S.R. Murthy

President of the Fund

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy*
---------------------------------------------------------

    - The Central Statistical Organization ("CSO") reported that the gross domestic product ("GDP") grew 5.4% during the 2001-02 fiscal year (year ended March 31, 2002), compared to 4.0% growth during the 2000-01 fiscal year (year ended March 31, 2001) primarily due to improved growth in the agricultural and services sectors. The Reserve Bank of India ("RBI") expects GDP to grow between 6.0% to 6.5% for the 2002-03 fiscal year. The Indian government is targeting an average GDP growth of 8.0% over the next five years.

    - Agricultural production grew 5.7% during the 2001-02 fiscal year, compared to a decline of 0.2% during the 2000-01 fiscal year. Additionally, agricultural production grew 7.6% during each of the third and fourth quarters of the 2001-02 fiscal year, compared to a decline of 0.8% and 4.0% during the respective quarters of the 2000-01 fiscal year. Foodgrain production surged to 211 million tons during the 2001-02 fiscal year, compared to 196 million tons produced during the 2000-01 fiscal year. If India has a favorable monsoon season, the government expects foodgrain production to be 220 million tons for the 2002-03 fiscal year.

    - Industrial production, as measured by the Index of Industrial Production ("IIP"), grew only 2.7% during the 2001-02 fiscal year, compared to growth of 5.1% during the 2000-01 fiscal year. During the current 2002-03 fiscal year, the IIP grew 2.9% in April 2002, compared to 2.6% in April 2001. Despite a good winter harvest, the slowdown in demand has continued, thereby negatively impacting the consumer goods industry, which grew 6.1% in April 2002, compared to 6.4% in April 2001.

    - The telecommunications industry steadily grew 69% during the 2001-02 fiscal year adding 2.9 million cellular subscribers. As of May 2002, there were 7 million cellular subscribers, 81% more than the number of subscribers as of May 2001.

    - The wholesale price index ("WPI") declined significantly to 3.6% during the 2001-02 fiscal year from 7.1% during the 2000-01 fiscal year primarily due to a steep decrease in the inflation of fuel prices and prices of manufactured products. At the retail level, the consumer price index ("CPI") increased an average of 4.3% during the 2001-02 fiscal year, compared to an average of 3.8% during the 2000-01 fiscal year.

    - The gross deficit for the 2001-02 fiscal year was 5.9% of GDP (approximately Rs. 1,362 billion) which not only exceeded the original budgeted estimate of 4.7% of GDP but also the revised estimate of 5.7% of GDP primarily due to decreased revenue collection. However, this sizeable shortfall of Rs. 91 billion was partially offset by a savings of Rs. 64 billion in non-plan expenditures, which cover all government expenditures not included in the annual budget, comprised largely of interest payments, subsidies and defense. The gross deficit is expected to be 5.3% of GDP for the 2002-03 fiscal year.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy* (concluded)
----------------------------------------------------------------------

    - Exports declined 1% during the 2001-02 fiscal year, compared to 20% growth during the 2000-01 fiscal year. Imports grew 2.4% during the 2001-02 fiscal year, compared to growth of 0.5% during the 2000-01 fiscal year. For the first time since 1978, the current account had a surplus of U.S.$1.4 billion at the end of the 2001-02 fiscal year, compared to a deficit of U.S.$2.6 billion at the end of the 2000-01 fiscal year, primarily due to a 3.4% growth to U.S.$35.6 billion in invisibles during the 2001-02 fiscal year. Invisibles include foreign exchange earnings related to services (for example, travel, transportation, financial services, insurance and software exports) and transfers (for example, official private income, investment income, compensation received by employees working overseas and remittances from Indian residents abroad). The Union Ministry of Commerce expects a 12% increase in exports to U.S.$48.8 billion for the 2002-03 fiscal year. Increased exports and a decline in imports resulted in a lower trade deficit of U.S.$1 billion during the twelve months ended May 2002, compared to U.S.$2 billion during the twelve months ended May 2001.

    - Despite a decline in foreign direct investment ("FDI") activity around the world, India attracted 60% more FDI during the first five months of 2002, compared to the first five months of 2001. FDI during the five months ended May 31, 2002 was U.S.$1.9 billion, compared to U.S.$1.2 billion during the five months ended May 31, 2001. The International Finance Corporation expects FDI into India to be approximately U.S.$8 billion for the 2002-03 fiscal year.

    - On April 29, 2002, the RBI announced the Monetary and Credit Policy for the 2002-03 fiscal year. The major points of the policy are: (1) the provision of adequate liquidity to meet credit growth and support investment demand in the economy while continuing a vigil on price movements; (2) to continue the present policy of maintaining stable interest rates; and (3) to offer greater flexibility to the interest rate structure over the next three years. The RBI also announced a 0.5% cut in cash reserves ("CRR") to 5% effective June 15, 2002 thereby injecting approximately Rs.55 billion into the banking system. The interest rate cut on small savings between March 2001 and March 2002 ranged between 0.50% to 0.57%.

*Source: Centre for Monitoring Indian Economy ("CMIE"), Government of India
 Publications -- Economic Survey and Central Statistical Organization

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets*
---------------------------------------------------------

    - The Bombay Stock Exchange Sensitive Index ("BSESI") declined 5.3% during the last year from 3,426 points on July 2, 2001 to 3,244 points on June 28, 2002. The September 11th terrorist attacks in the United States caused the BSESI to react similarly to U.S. markets, declining to a low of 2,600 points on September 21, 2001. On February 26, 2002, just prior to the announcement of India's 2003 fiscal budget, the BSESI peaked at 3,712 points. Since March 2002, the BSESI has declined due to the tension along the India-Pakistan border and recent threats of a nuclear war. Additionally, the uncovering of improper accounting methods used by a number of U.S. corporations and a loss of investor confidence in the U.S., as reflected in declining stock prices, have also negatively impacted the Indian stock market.

    - During the 2001-02 fiscal year (year ended March 31, 2002), the total amount raised from the primary market was approximately Rs.493 billion, Rs.485 billion of that which was raised from the domestic market and the remaining Rs.8 billion of which was raised from overseas markets. During the 2000-01 fiscal year, the total amount raised from the primary market was Rs.720 billion. Money raised through initial public offerings was Rs.89.5 billion.

    - Money raised through mutual fund investing increased 77% to Rs.1,645 billion during the 2001-02 fiscal year, compared to Rs.902 billion during the 2000-01 fiscal year. However, redemptions increased 88% causing net money inflows to be only Rs.72 billion for the 2001-02 fiscal year, compared to Rs.92 billion during the 2000-01 fiscal year. Mutual funds remained sellers in equities for the second consecutive fiscal year, netting almost Rs.38.0 billion during the 2001-02 fiscal year, compared to Rs.27.7 billion during the 2000-01 fiscal year.

    - The Securities & Exchange Board of India ("SEBI") initiated significant reforms during the 2001-02 fiscal year. SEBI banned all deferral products effective July 2, 2001 in addition to introducing the T+3 settlement system to the Indian stock exchanges on April 1, 2002. Securities are purchased or sold on trade date ("T"), the date the transaction is initiated, with payment for such transactions settling 3 business days later. The T+3 system replaces the earlier T+5 system. SEBI plans to implement a T+2 system and then finally a T+1 system during 2003. A shorter settlement system brings efficiency to transactions in the secondary market by making money more quickly available for investment as well as reducing the cost of leverage. Since December 31, 2001, all stocks (currently 672) are now subject to compulsory rolling settlements, compared to only 414 stocks in July 2001.

    - Currently, the undertone of the market remains positive based on the RBI's assumption that the economy will continue to grow 6% to 6.5% for the 2002-03 fiscal year and that foreign investor inflows ("FII") and FDI will continue. The lower valuations of Indian markets compared to those of Asian markets, along with sound economic fundamentals will attract investors to Indian stocks in the mid-to-long term horizon.

*Source: Centre for Monitoring Indian Economy ("CMIE") and the Bombay Stock
 Exchange ("BSE")

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report
---------------------------------------------------------

FUND PERFORMANCE

The Fund achieved a compound annual growth rate ("CAGR") of 16.5% in rupee terms from August 19, 1988 through June 30, 2002, compared to a CAGR of 12.5% registered by the BSESI during the same period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RELATIVE PERFORMANCE OF NORMALIZED RUPEE NAV
VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
July 4, 2001 through June 30, 2002
(Rupee NAV adjusted for distributions made towards tender offer of Rs.2,549.2 million, share repurchases of Rs.260.4 million and dividend payout of Rs.987.2 million)

          BSESI   ADJUSTED RUPEE NAV
7/4/01    100.00               93.98
7/11/01   100.00               92.97
7/18/01   100.00               93.67
7/25/01   100.00               93.45
8/1/01    100.00               94.21
8/8/01    100.00               94.76
8/15/01   100.00               93.60
8/22/01   100.00               94.06
8/29/01   100.00               94.47
9/5/01    100.00               95.79
9/12/01   100.00               98.50
9/19/01   100.00              100.73
9/26/01   100.00              103.83
9/30/01   100.00              101.12
10/3/01   100.00              101.94
10/10/01  100.00               98.76
10/17/01  100.00               97.58
10/24/01  100.00               98.63
10/31/01  100.00               99.85
11/7/01   100.00              101.97
11/14/01  100.00              101.27
11/21/01  100.00               99.96
11/28/01  100.00               99.13
12/5/01   100.00               98.13
12/12/01  100.00               98.16
12/19/01  100.00               99.70
12/26/01  100.00              100.45
12/31/01  100.00               99.94
1/2/02    100.00               99.93
1/9/02    100.00               96.24
1/16/02   100.00               98.17
1/23/02   100.00               99.03
1/30/02   100.00               97.92
2/6/02    100.00               97.50
2/13/02   100.00               96.54
2/20/02   100.00               96.50
2/27/02   100.00               96.15
3/6/02    100.00               97.54
3/13/02   100.00               97.01
3/20/02   100.00               97.26
3/27/02   100.00               98.17
3/31/02   100.00               98.52
4/3/02    100.00               99.85
4/10/02   100.00              100.40
4/17/02   100.00              100.36
4/24/02   100.00              100.60
5/1/02    100.00              101.80
5/8/02    100.00              101.36
5/15/02   100.00              101.06
5/22/02   100.00              102.81
5/29/02   100.00              103.64
6/5/02    100.00              102.40
6/12/02   100.00              102.73
6/19/02   100.00              103.53
6/26/02   100.00              103.54
6/30/02   100.00              102.81

For the year ended June 30, 2002, the Fund's rupee net asset value ("NAV") increased 7.43%, outperforming the BSESI by 12.74%. The BSE National index ("BSEN") and the CRISIL 500 index increased 2.18% and 7.45%, respectively.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUPEE NAV VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
July 4, 2001 through June 30, 2002
(Rupee NAV adjusted for distributions made towards tender offer of Rs.2,549.2 million, share repurchases of Rs.260.4 million and dividend payout of Rs.987.2 million)

          BSESI  ADJUSTED RUPEE NAV
7/4/01    76.55               71.94
7/11/01   78.04               72.55
7/18/01   78.20               73.25
7/25/01   76.32               71.32
8/1/01    75.91               71.51
8/8/01    76.33               72.33
8/15/01   77.01               72.09
8/22/01   76.22               71.69
8/29/01   76.29               72.07
9/5/01    74.63               71.48
9/12/01   70.10               69.04
9/19/01   64.81               65.29
9/26/01   61.65               64.01
9/30/01   64.99               65.71
10/3/01   63.68               64.91
10/10/01  66.95               66.12
10/17/01  70.35               68.65
10/24/01  70.27               69.31
10/31/01  69.10               68.99
11/7/01   69.66               71.04
11/14/01  71.95               72.87
11/21/01  74.98               74.95
11/28/01  76.14               75.48
12/5/01   78.81               77.33
12/12/01  78.87               77.41
12/19/01  75.41               75.18
12/26/01  73.41               73.74
12/31/01  75.40               75.36
1/2/02    75.56               75.51
1/9/02    78.61               75.65
1/16/02   77.40               75.99
1/23/02   77.96               77.21
1/30/02   76.25               74.66
2/6/02    79.22               77.24
2/13/02   81.36               78.54
2/20/02   82.24               79.37
2/27/02   85.65               82.35
3/6/02    83.54               81.48
3/13/02   82.51               80.04
3/20/02   82.78               80.51
3/27/02   79.95               78.49
3/31/02   80.19               79.00
4/3/02    80.04               79.92
4/10/02   80.43               80.75
4/17/02   79.09               79.38
4/24/02   78.86               79.33
5/1/02    77.16               78.54
5/8/02    79.40               80.48
5/15/02   78.48               79.32
5/22/02   73.40               75.46
5/29/02   73.05               75.71
6/5/02    75.25               77.05
6/12/02   77.30               79.41
6/19/02   74.94               77.59
6/26/02   73.52               76.13
6/30/02   75.00               77.11

On May 24, 2001, the Fund's Board of Directors approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. During the year ended June 30, 2002, the Fund repurchased 559,300 shares of its common stock, representing approximately 9.5% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of $8.36 and a weighted average discount from NAV of 18.29%.

On January 11, 2002, the Fund paid a long-term capital gain distribution of $0.3010 per share to shareholders of record as of December 28, 2001.

In order to meet the financial obligations of the share repurchase program and the capital gain distribution, the Fund was required to liquidate a portion of its portfolio during the year.

The global slowdown in the technology sector combined with the terrorist attacks in the United States on September 11th, the attack on the Indian parliament in December 2001 and the increasing tension on the India-Pakistan border all contributed to the increased uncertainty in local financial markets.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report
---------------------------------------------------------

The Fund's portfolio underwent a change as sector allocations were reviewed and a new asset class named Public Sector Undertakings was created.

At June 30, 2002, the Fund's dollar NAV and market price were U.S.$10.54 and U.S.$8.20, respectively, reflecting a discount of 22.2%.

The beta (a measure of volatility) of the Fund was 0.79 at June 30, 2002 and at June 30, 2001. The strategy of maintaining a defensive portfolio in terms of beta was a conscious decision undertaken in view of market volatility.

INVESTMENT STRATEGY

The Fund held equity positions in 60 companies at June 30, 2002 compared to 75 companies at June 30, 2001. At June 30, 2002, 99% of the Fund's investments were in 52 companies, 44.9% of which were in the top 10 companies. The top 20 companies accounted for 68.5% of the Fund's total investments.

At June 30, 2002, the Fund had investments in 22 sectors. The largest investment in terms of market value was in automobiles (16.1%) followed by pharmaceuticals (15.5%) and computer software (8.0%). The Fund intentionally decreased its investments in the information technology and media sectors as a result of the global slowdown.

Economic reforms in India continue and the government's decision to reduce its equity holdings in Public Sector Undertakings (Indian government majority owned companies) has been successful. Following certain successful divestments, the valuations of public sector companies and possible divestment candidates have appreciated. The Fund has invested in a few such companies.

The Fund will continue to look for investment opportunities in companies having a sound competitive and attainable business model and high standards of corporate governance.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Equity Holdings -- June 30, 2002
---------------------------------------------------------

    The Fund had equity positions in 60 companies at June 30, 2002. The top 20 equity holdings as of that date are as follows:

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
 1.   Hero Honda Motors Ltd. ...........................            8.68%
 2.   Hindustan Lever Ltd. .............................            5.98
 3.   ITC Ltd. .........................................            4.58
 4.   Hindustan Petroleum Corp. Ltd. ...................            4.52
 5.   Nestle India Ltd. ................................            3.92
 6.   Reliance Industries Ltd. .........................            3.90
 7.   Dr. Reddys Laboratories Ltd. .....................            3.48
 8.   BSES Ltd. ........................................            3.39
 9.   Punjab Tractors Ltd. .............................            3.29
10.   Sun Pharmaceuticals Industries Ltd. ..............            3.19
11.   Larsen & Toubro Ltd. .............................            2.96
12.   EIH Ltd. .........................................            2.74
13.   Infosys Technologies Ltd. ........................            2.70
14.   Cipla Ltd. .......................................            2.51
15.   Tata Iron & Steel Co. Ltd. .......................            2.44
16.   GlaxoSmithkline Consumer Healthcare Ltd. .........            2.34
17.   Container Corp of India Ltd. .....................            2.11
18.   Associated Cement Co. Ltd. .......................            2.07
19.   National Aluminum Ltd. ...........................            1.91
20.   Bajaj Auto Ltd. ..................................            1.79
                                                                   -----
      Total ............................................           68.50%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
June 30, 2002
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--98.98%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--97.39%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
ALUMINUM--2.85%
   36,406   Hindalco Industries Ltd...........................  $   529,437
  538,860   National Aluminum Ltd.............................    1,073,088
                                                                -----------
                                                                  1,602,525
                                                                -----------
AUTOMOBILES & AUTO ANCILLARIES--16.08%
   96,689   Bajaj Auto Ltd.*..................................    1,004,390
  773,623   Hero Honda Motors Ltd.............................    4,883,040
  393,727   Mahindra & Mahindra Ltd...........................      912,196
  554,261   Punjab Tractors Ltd...............................    1,849,049
  125,314   Tata Engineering and Locomotive Co. Ltd.*.........      398,179
                                                                -----------
                                                                  9,046,854
                                                                -----------
CEMENT--2.07%
  358,439   Associated Cement Co. Ltd.........................    1,165,697
                                                                -----------
CIGARETTES--4.58%
  196,615   ITC Ltd.+.........................................    2,574,989
                                                                -----------
COMPUTER SOFTWARE--8.05%
  185,600   DSQ Software Ltd.*................................      106,741
   50,000   HCL Technologies Ltd..............................      229,226
   22,557   Infosys Technologies Ltd..........................    1,516,527
   30,014   Mphasis BFL Ltd.*.................................      319,736
  165,138   Polaris Software Lab Ltd.*........................      834,308
  152,670   Satyam Computer Services Ltd......................      719,449
   91,551   Silverline Technologies Ltd.*.....................       69,890
  527,380   Sonata Software Ltd...............................      204,001
   17,465   Wipro Ltd.........................................      529,866
                                                                -----------
                                                                  4,529,744
                                                                -----------
CONSUMER DURABLES--0.16%
  250,000   Polar Industries Ltd.*#...........................       88,725
                                                                -----------
CONSUMER PRODUCTS--7.38%
  222,822   Colgate-Palmolive (India).........................      642,563
  850,806   Hindustan Lever Ltd...............................    3,366,830
  391,436   Vashisti Detergents Ltd.*.........................      143,003
                                                                -----------
                                                                  4,152,396
                                                                -----------
DIVERSIFIED--7.85%
   85,279   Grasim Industries Ltd.*...........................      552,935
  453,754   Larsen & Toubro Ltd.*.............................    1,665,127
  398,060   Reliance Industries Ltd.*.........................    2,195,603
                                                                -----------
                                                                  4,413,665
                                                                -----------
ELECTRICALS--0.92%
   80,467   Siemens India Ltd.................................      517,370
                                                                -----------
ENGINEERING--3.91%
  177,187   Bharat Electronics Ltd.*..........................      741,785
  140,000   Bharat Heavy Electricals Ltd......................      508,883
  115,733   Cummins India Ltd.................................      136,909
   75,816   Engineers India Ltd.*.............................      579,870
   89,855   Thermax Ltd.......................................      234,568
                                                                -----------
                                                                  2,202,015
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
FERTILIZERS--1.36%
  649,950   Indo Gulf Corp. Ltd.*.............................  $   764,882
                                                                -----------
FOOD & AGRO PRODUCTS--6.83%
   30,000   Britannia Industries Ltd.*........................      315,596
  174,015   GlaxoSmithkline Consumer Healthcare Ltd...........    1,318,112
  209,355   Nestle India Ltd..................................    2,206,240
                                                                -----------
                                                                  3,839,948
                                                                -----------
HOTELS--2.77%
  368,525   EIH Ltd...........................................    1,539,795
   46,510   Hotel Leela Venture Ltd...........................       20,942
                                                                -----------
                                                                  1,560,737
                                                                -----------
IRON & STEEL--2.44%
  477,682   Tata Iron & Steel Co. Ltd.+.......................    1,373,605
                                                                -----------
MEDIA--0.55%
  118,188   Zee Telefilms Ltd.................................      306,597
                                                                -----------
OIL & GAS--0.17%
   63,149   Gas Authority of India Ltd.*......................       97,321
                                                                -----------
PETROLEUM--6.28%
  104,531   Bharat Petroleum Corp. Ltd........................      571,326
  468,350   Hindustan Petroleum Corp. Ltd.....................    2,541,609
  856,233   Reliance Petroleum Ltd.*..........................      421,457
                                                                -----------
                                                                  3,534,392
                                                                -----------
PHARMACEUTICALS--15.52%
  193,251   Aurobindo Pharmaceuticals Ltd.....................      937,184
  109,860   Aventis Pharmaceuticals Ltd.......................      831,932
   73,256   Cipla Ltd.........................................    1,410,620
  110,788   Dr. Reddys Laboratories Ltd.......................    2,144,222
   96,837   GlaxoSmithKline Pharmaceuticals Ltd...............      728,953
   77,509   Lupin Ltd.*.......................................      174,816
   25,458   Ranbaxy Laboratories Ltd..........................      459,661
  156,981   Sun Pharmaceuticals Industries Ltd................    1,792,141
   25,000   Wockhardt Ltd.....................................      251,893
                                                                -----------
                                                                  8,731,422
                                                                -----------
POWER & ENERGY--4.51%
  423,407   BSES Ltd..........................................    1,909,058
  235,834   Tata Power Co. Ltd................................      628,440
                                                                -----------
                                                                  2,537,498
                                                                -----------
TELECOMMUNICATIONS & CABLE--0.77%
   85,348   Global Tele Systems Ltd...........................      200,880
   79,823   Mahanagar Telephone Nigam Ltd.....................      232,558
                                                                -----------
                                                                    433,438
                                                                -----------
TEXTILES--0.08%
1,497,707   Welspun Syntex Ltd.*#.............................       40,887
                                                                -----------
MISCELLANEOUS--2.26%
  194,305   Container Corp of India Ltd.*.....................    1,185,873
  277,500   Royal Airways Ltd.*...............................       21,298
   28,180   Sterlite Optical Technologies Ltd.................       65,259
                                                                -----------
                                                                  1,272,430
                                                                -----------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$48,066,803).......   54,787,137
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
June 30, 2002

----------------------------------------------------------------------------
NON-CONVERTIBLE DEBENTURES--0.16%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)                                                                            VALUE
---------------------                                                                 -----------
           Rs.  4,321   10.5% Jindal Iron & Steel Co. Ltd of Rs. 500 each, Rs. 167 remaining; redeemable starting 1/14/01#
                          (cost--$232,986)..........................................  $    88,438
                                                                                      -----------

--------------------------------------------------------------------------------
BANK DEPOSIT--1.43%
--------------------------------------------------------------------------------

                                                     MATURITY           INTEREST
                                                       DATE               RATE
                                               --------------------  ---------------
    39,300   Banque Nationale de Paris
               (cost--$804,339)..............        07/05/02             5.85%           804,339
                                                                                      -----------
TOTAL INVESTMENTS IN INDIA (cost--$49,104,128)......................................   55,679,914
                                                                                      -----------

--------------------------------------------------------------------------------

OTHER INVESTMENTS--1.08%
--------------------------------------------------------------------------------

TIME DEPOSIT--1.08%
--------------------------------------------------------------------------------

 US$   610   Brown Brothers Harriman & Co. Grand Cayman, 0.77%@, due 07/01/02
               (cost--$610,321).....................................................      610,321
                                                                                      -----------
TOTAL INVESTMENTS (cost--$49,714,449)--100.06%......................................   56,290,235
Liabilities in excess of other assets--(0.06)%......................................      (35,363)
                                                                                      -----------
NET ASSETS (equivalent to $10.54 per share; applicable to 5,339,067 shares outstanding)--100%................................................................  $56,254,872
                                                                                      ===========

------------------------------

  Rs.   --    Indian Rupees.
  US$   --    United States Dollar.
    +         Affiliated security. Deemed as such because a Director of
              the Fund or the Investment Adviser is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued securities, aggregating $218,050 or 0.39% of net assets.
    @         Variable rate account--rate resets on a monthly basis;
              amount available upon 48 hours' notice.

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2002
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value (cost--$48,451,231)....................  $ 52,341,641
    Investments in affiliated securities, at value
     (cost--$1,263,218)...........................     3,948,594  $ 56,290,235
                                                    ------------
    Receivable for investments sold...............                     143,664
    Dividends receivable..........................                     169,822
    Prepaid expenses and other assets.............                      48,738
                                                                  ------------
        Total assets..............................                  56,652,459
                                                                  ------------

LIABILITIES
    Investment advisory fee payable...............                      34,131
    Trust administrator fee payable...............                      15,000
    Payable for common stock repurchased..........                      11,493
    Administrator fee payable.....................                      10,274
    Accrued expenses and other liabilities........                     326,689
                                                                  ------------
        Total liabilities.........................                     397,587
                                                                  ------------

NET ASSETS
    Common stock, $0.01 par value; 5,339,067
     shares issued and outstanding
      (50,000,000 shares authorized)..............                      53,391
    Additional paid-in capital....................                  51,576,046
    Accumulated net investment loss...............                    (103,800)
    Accumulated net realized loss.................                  (1,887,043)
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian Rupees................................                   6,616,278
                                                                  ------------
                                                                  $ 56,254,872
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $10.54
                                                                  ============

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2002
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $   938,046
    Dividends from affiliated securities...................................      119,850
    Interest...............................................................      481,107  $   1,539,003
                                                                             -----------

EXPENSES
    Advisory fees..........................................................      430,734
    Legal fees.............................................................      364,896
    Custodian and accounting fees..........................................      286,748
    Trust administration fees..............................................      190,750
    Insurance expense......................................................      182,400
    Administration fees....................................................      125,000
    Audit fees.............................................................      119,890
    Directors' fees and expenses...........................................       93,724
    Reports to shareholders................................................       81,669
    Transfer agent fees....................................................       28,331
    Registration fees......................................................       23,750
    Mauritius administration fees and other expenses.......................       19,162
    Miscellaneous..........................................................       27,584      1,974,638
                                                                             -----------  -------------
    Net investment loss....................................................                    (435,635)
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on investments--unaffiliated securities..............                  (1,091,940)
    Net realized loss on foreign currency transactions.....................                    (327,512)
    Net change in unrealized appreciation/depreciation of:
        Investments........................................................                   1,978,312
        Other assets and liabilities denominated in Indian Rupees..........                      34,341
                                                                                          -------------
    Net realized and unrealized gain on investments
      and foreign currency transactions....................................                     593,201
                                                                                          -------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $     157,566
                                                                                          =============

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                      FOR THE YEAR     FOR THE YEAR
                                                         ENDED            ENDED
                                                     JUNE 30, 2002    JUNE 30, 2001
                                                    ----------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)..................  $      (435,635)  $     424,973
    Net realized gain (loss) on investments and
     foreign currency transactions................       (1,419,452)      8,213,519
    Net change in unrealized
     appreciation/depreciation of investments and
     other assets and liabilities denominated in
     Indian Rupees................................        2,012,653     (61,303,260)
                                                    ---------------   -------------
    Total from investment operations..............          157,566     (52,664,768)
                                                    ---------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net realized capital gains...............       (1,706,750)     (4,588,929)
                                                    ---------------   -------------

CAPITAL STOCK TRANSACTIONS
    Cost of shares repurchased pursuant to Share
     Repurchase Program (see Note 6)..............       (4,690,649)       --
    Cost of shares repurchased pursuant to Tender
     Offer Program (see Note 6)...................        --            (54,776,161)
                                                    ---------------   -------------
Net decrease in net assets........................       (6,239,833)   (112,029,858)

NET ASSETS
    Beginning of year.............................       62,494,705     174,524,563
                                                    ---------------   -------------
    End of year...................................  $    56,254,872   $  62,494,705
                                                    ===============   =============

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 2002
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund registered itself as a foreign company in the Republic of Mauritius.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors (the "Board"). Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, majority-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned subsidiary of UBS AG, serves as the Fund's administrator. UBS Global AM receives a monthly fee,

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. One officer of the Mauritius Administrator is also a director of the Fund.

NOTE 3  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued $364,896 for the year ended June 30, 2002 for legal services to a law firm of which the Fund's Assistant Secretary is a partner.

For the year ended June 30, 2002, the Fund paid approximately $1,319, $498, $368 and $362 in brokerage commissions to IDBI Capital Markets Services Ltd., ABN Amro Asia Equity (India) Ltd., DSP Merrill Lynch Ltd. and UTI Securities Exchange Ltd., respectively, affiliates of the Investment Adviser or the Fund's directors.

NOTE 4  U.S. FEDERAL INCOME TAXES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $49,803,174. Accordingly, net unrealized appreciation of investments of $6,487,061 was composed of gross appreciation of $17,935,718 for those investments having an excess of value over cost and gross depreciation of $11,448,657 for those investments having an excess of cost over value.

For the year ended June 30, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $11,816,819 and $11,839,383, respectively.

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

The tax character of distributions paid during the year ended June 30, 2002 was as follows:

                                                       2002
                                                    ----------
Ordinary income...................................  $        0

Long-term capital gain............................   1,706,750
                                                    ----------
                                                    $1,706,750
                                                    ==========

At June 30, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Currently distributable ordinary income...........  $         0

Less: cumulative timing differences...............     (103,800)
                                                    -----------
Overdistribution of ordinary income...............  $  (103,800)
                                                    ===========
Tax basis capital loss carryover..................     (723,613)

Less: cumulative timing differences...............   (1,074,705)
                                                    -----------
Accumulated capital loss..........................  $(1,798,318)
                                                    ===========
Unrealized appreciation...........................  $ 6,527,553
                                                    ===========

The differences between book and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales. The cumulative timing differences primarily consists of post October losses at June 30, 2002.

At June 30, 2002, the Fund had a net capital loss carryforward of $723,613 which will expire by June 30, 2010. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $1,074,705 of realized capital losses and $103,800 of realized currency losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on July 1, 2002.

As a result of permanent book/tax differences, accumulated net investment loss was decreased by $331,835, accumulated net realized loss was decreased by $369,130 and additional paid-in-capital was decreased by $700,965. These reclassifications are primarily due to differing treatment of net operating losses and foreign exchange losses for generally accepted accounting principles and for tax accounting purposes.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------

NOTE 5  FOREIGN INCOME TAXES

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between India and Mauritius ("DTAA"). To obtain benefits under the DTAA, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale or redemption of securities (e.g., units of the Indian Trust).

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. Remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are now subject to a 10.5% Indian withholding tax for the period from April 1, 2002 through March 31, 2003. Such income distributions were exempt from Indian income tax for the period from April 1999 through March 31, 2002. Remittances to the Fund from the Trust representing proceeds from redemption of units held by the Fund (through its Mauritius branch) in the Trust will, in absence of availability of the benefits of the DTAA, be subject to a 10.5% tax on long-term gains realized and a 42% tax on short-term gains realized by the Fund on the redemption of the units (10% and 48% tax, respectively, prior to April 1, 2002).

The Fund is liable for tax in Mauritius at a fixed rate of 15% on its taxable income for Mauritius tax purposes. It is, however, entitled to a tax credit equivalent to the higher of the foreign taxes paid and 80% (90% prior to the year of assessment 2003/2004) of the Mauritius tax on its foreign source income which will result in a maximum tax rate of 3% (1.5% prior to the year of assessment 2003/2004). There is no capital gains tax in Mauritius. For the year ended June 30, 2002, no provision for Mauritius taxes is considered necessary as a result of its net investment losses.

During the prior years there were certain advance rulings and assessment orders issued by the Indian tax authorities which have brought into question whether entities, such as the Fund, would be able to obtain the benefits of the DTAA. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India, issued a circular ("Circular 789") to the Indian Income Tax Department clarifying that wherever a "Certificate of Residence" is issued by the Mauritius Authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the benefits of the tax treaty between India and Mauritius. However, an Indian public interest group had initiated litigation in the Indian courts challenging Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating Circular 789. The history of past assessments by the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
Indian tax authorities (prior to the issuance of Circular 789) and the arguments made in the recent Delhi High Court ruling suggest that the Indian tax authorities may adopt an aggressive position and investigate the taxability of Mauritius based funds, i.e., the Indian tax authorities may look beyond the tax residency certificate issued by the Mauritius tax authorities to Mauritius based funds. The Indian tax authorities may also seek to reopen previously completed remittances from the Trust to the Fund after it commenced Mauritius operations in March 1999. The Trust, since March 1999, has made only one remittance to the Fund utilizing the benefits of the DTAA as all other remittances made since March 1999 were in connection with the remittance of income distributions made from time to time by the Trust which were exempt from taxes in India.

The Fund continues to: (i) comply with the requirements of the DTAA; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. The Fund does not expect to receive any income distributions from the Trust in India as the Fund intends, if required, to receive remittances from India in the form of proceeds from redemption of units of the Trust it owns to avail itself of the benefits of the DTAA and not be subject to income taxes in India. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund. Although the Fund expects to obtain the benefits of the treaty, if the treaty benefits were to be denied to the Fund, the Fund may be subject to Indian income taxes on remittances relating to proceeds from redemptions of units of the Trust, the maximum amount of which, at June 30, 2002, is approximately $764,000 (assuming the Trust makes no income distributions). Also if the Trust makes any income distributions to the Fund during the period April 1, 2002 through March 31, 2003, the Fund would be subject to 10.5% Indian income tax on the amount of the distribution.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritius tax laws and in the tax treaty between India and Mauritius.

NOTE 6  CAPITAL STOCK

There are 50,000,000 shares of $0.01 par value capital stock authorized. At special meetings of the Board in October and November 2000, the Board approved a tender offer for the Fund to purchase up to 40% of the outstanding shares of its common stock for cash at a price equal to the Fund's net asset value per share as of the tender offer expiration date. The tender offer commenced on January 16, 2001 and expired on February 16, 2001. In connection with the tender offer, the Fund purchased 3,932,244.17 shares of common stock at a total cost of $54,776,161. The shares repurchased pursuant to the tender offer have been retired by the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
----------------------------------------------------------------------

On May 24, 2001, the Fund's Board approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. For the year ended June 30, 2002, the Fund repurchased 559,300 shares of its common stock, representing approximately 9.5% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of $8.36 and a weighted average discount from net asset value of 18.29%. At
June 30, 2002, paid-in-capital has been reduced by the cost of $4,690,649 of capital stock repurchased.

NOTE 7  CONCENTRATION OF RISK

At June 30, 2002, substantially all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 8  INQUIRY REGARDING UTI

On July 10, 2001, the Fund announced the resignation of Mr. P. S. Subramanyam as the Chairman of the Board and as a Director and the President of the Fund in connection with his resignation as the Chairman of UTI. Subsequently, on July 18, 2001, Mr. Subramanyam and two other officers of UTI (of which one was responsible for supervision of the UTI Trust which holds the Fund's assets) were accused by the Central Bureau of Investigation ("CBI") in India of abusing their official positions by causing the US 64 Scheme (a local Indian fund managed by UTI) to subscribe to shares of an Indian company at an inflated price. On
July 20, 2001, the government of India also appointed a three member committee (the "Committee") to investigate investment decisions made by UTI over the past ten years. As of the date of this report, the Committee has submitted its report to the Government of India, however, no results of the investigation have been publicly reported yet.

Management of the Fund is currently not aware of any impact of these events on the financial statements of the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                         FOR THE YEAR ENDED JUNE 30,
                                        -------------------------------------------------------------
                                          2002         2001         2000         1999         1998
                                          ----         ----         ----         ----         ----
Net asset value, beginning of
  year..............................      $10.60       $17.75       $13.55       $ 9.56       $12.52
                                         -------      -------     --------     --------      -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment loss before tax......       (0.08)*      (0.19)*      (0.15)       (0.11)       (0.07)
Net deferred Indian withholding
  (tax)/tax benefit on net
  investment income (loss)..........       --            0.24*       (0.00)@       0.03         0.02
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions.............        0.14*       (8.25)*       4.82         4.51        (3.06)
Deferred Indian withholding
  (tax)/tax benefit on net realized
  and unrealized gain (loss) on
  investments.......................       --            1.52*       (0.47)       (0.48)        0.15
                                         -------      -------     --------     --------      -------
Total income (loss) from investment
  operations........................        0.06        (6.68)        4.20         3.95        (2.96)
                                         -------      -------     --------     --------      -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net realized gain on
  investments.......................       (0.30)       (0.47)       --           --           --
                                         -------      -------     --------     --------      -------
CAPITAL SHARE TRANSACTIONS
Net increase in net asset value
  resulting from repurchase of
  common stock......................        0.18        --           --           --           --
Capital contibutions from Investment
  Adviser...........................       --           --           --            0.04        --
                                         -------      -------     --------     --------      -------
Total capital share transactions....        0.18        --           --            0.04        --
                                         -------      -------     --------     --------      -------
Net asset value, end of year........      $10.54       $10.60       $17.75       $13.55       $ 9.56
                                         =======      =======     ========     ========      =======
Market value, end of year...........      $ 8.20       $ 8.35       $11.38       $ 9.56       $ 7.25
                                         =======      =======     ========     ========      =======
TOTAL INVESTMENT RETURN (a).........        1.69%      (23.62)%      19.04%       31.90%      (45.79)%
                                         =======      =======     ========     ========      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000
  omitted)..........................     $56,255      $62,495     $174,525     $133,242      $93,957
Ratio of expenses, excluding
  (tax)/tax benefit, to average net
  assets (b)........................        3.36%        2.48%        1.94%        2.51%        2.32%
Ratio of expenses, including
  (tax)/tax benefit, to average net
  assets (c)........................        3.36%        0.81%        1.95%        2.21%        1.87%
Ratio of net investment income
  (loss) to average net assets......       (0.74)%       0.35%       (0.79)%      (0.70)%      (0.18)%
Portfolio turnover..................          23%          11%          20%          30%          23%

----------------------------------
 * Based on average shares outstanding.
 @ Net deferred Indian withholding (tax)/tax benefit on net investment loss for Indian tax purposes equivalent to ($0.0017) per share for the year ended
   June 30, 2000.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b) Includes interest expense of $156,345 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the years ended June 30, 2000 and 1999, respectively.
(c) Includes interest expense net of deferred Indian withholding tax benefit of $140,711 (or 0.07% of average net assets) and of $138,277 (or 0.12% of average net assets), for the years ended June 30, 2000 and 1999, respectively.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report of Independent Accountants
---------------------------------------------------------

To the Shareholders and Board of Directors of The India Growth Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Growth Fund Inc. (the "Fund") at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

August 22, 2002

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Supplemental Information (unaudited)
----------------------------------------------------------------------

BOARD OF DIRECTORS

    The Fund is governed by a Board of Directors and Officers which oversees the Fund's operations. The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The table below shows, for each Director and Officer, his name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, and other directorships held by such Director or Officer.

INDEPENDENT DIRECTORS

                         DIRECTOR             PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS     SINCE        DURING PAST 5 YEARS AND DIRECTORSHIPS
---------------------  ------------   ----------------------------------------
Thomas L. Hansberger;      1999       President, Chief Executive Officer and
  (69)                                Treasurer, Hansberger Global Investors
  Hansberger Global                   Inc. since 1994; Director, Hansberger
  Investors                           Global Investors Inc. since 1994;
  515 East Las Olas                   Director, Hansberger Global Fund PLC
  Blvd.                               since 1994; Director, Hansberger Global
  Suite 1300                          Investors Ltd., since 1994; Director,
  Fort Lauderdale, FL                 Hansberger Global Investors (HK) Limited
  33301                               since 1996.
  USA

Ishaat Hussain; (54)       2000       Finance Director, Tata Sons Ltd. since
  Tata Sons Ltd.                      July 1999; Senior Vice President, Tata
  Bombay House                        Iron & Steel Co. Ltd. until June 1999;
  Homi Mody Street                    Executive Director of Finance, Tata
  Mumbai 400 001                      Iron & Steel Co. Ltd. until June 1999.

Muni Krishna T.            2001       Deputy Chairman and Group Chief
  Reddy; (57)                         Executive, State Bank of Mauritius Ltd.
  State Bank of                       since February 1987.
  Mauritius Ltd.
  State Bank Tower
  1 Queen Elizabeth
  II Avenue
  Port Louis,
  Mauritius

                                          AGGREGATE DOLLAR
                                           RANGE OF EQUITY
                                          SECURITIES IN ALL
                                           FUNDS OVERSEEN
                        DOLLAR RANGE OF     IN FAMILY OF
                       EQUITY SECURITIES     INVESTMENT
NAME, AGE AND ADDRESS     IN THE FUND       COMPANIES(1)
---------------------  -----------------  -----------------
Thomas L. Hansberger;          0                 0
  (69)
  Hansberger Global
  Investors
  515 East Las Olas
  Blvd.
  Suite 1300
  Fort Lauderdale, FL
  33301
  USA
Ishaat Hussain; (54)           0                 0
  Tata Sons Ltd.
  Bombay House
  Homi Mody Street
  Mumbai 400 001
Muni Krishna T.                0                 0
  Reddy; (57)
  State Bank of
  Mauritius Ltd.
  State Bank Tower
  1 Queen Elizabeth
  II Avenue
  Port Louis,
  Mauritius

----------------------------------------

1) The "family of investment companies" means any two or more registered investment companies that share the same investment adviser as the Fund; and hold themselves out to investors as related companies for purposes of investment and investor services.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Supplemental Information (unaudited) (continued)
----------------------------------------------------------------------

INTERESTED DIRECTORS

                         DIRECTOR             PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS     SINCE        DURING PAST 5 YEARS AND DIRECTORSHIPS
---------------------  ------------   ----------------------------------------
M. Damodaran; (55)(2)      2001       Chairman of UTI since July 2001; Officer
  Unit Trust of India                 on special duty at Reserve Bank of India
  13, Sir Vithaldas                   from September 2000 to July 2001; Joint
  Thackersey Marg                     Secretary and Chief Vigilance Officer,
  New Marine Lines,                   Ministry of Finance, Department of
  Mumbai 400-020,                     Economic Affairs from September 1995 to
  India                               August 2000; Director of Discount and
                                      Finance House of India Ltd. since
                                      September 2001; Director of National
                                      Stock Exchange of India Ltd. since
                                      September 2001; Director of UTI Bank
                                      Ltd. since September 2001; Chairman and
                                      Director of UTI Investor Services Ltd.
                                      since August 2001; Chairman and Director
                                      of UTI Securities Exchange Ltd. since
                                      August 2001; Member of Life Insurance
                                      Corporation of India since August 2001;
                                      Chairman of Infrastructure Leasing and
                                      Financial Services Ltd. since August
                                      2001; Chairman and Director of the India
                                      Fund since July 2001; Chairman and
                                      Director of India Access Ltd. since
                                      July, 2001; Chairman and Director of The
                                      India Infrastructure Fund Ltd. since
                                      July 2001; Chairman and Director of
                                      UTIIAS (Mauritius) Ltd. since July 2001;
                                      Chairman of Governing Council of UTI
                                      Institute of Capital Markets since July
                                      2001; Chairman and Director of UTI
                                      Investment Advisory Services Ltd. since
                                      July 2001; Chairman and Director of The
                                      India Media, Internet and Communication
                                      Fund Ltd. since July 2001.

Uday Kumar Gujadhur;       1999       Partner, De Chazal Du Mee (DCDM), since
  (47)(3)                             1988; Director, Multiconsult Ltd. since
  8E, Lislet Geoffroy                 1994.
  Street
  Cunepipe
  Mauritius

Christopher Reeves;        1991       Senior Advisor, Merrill Lynch Europe
  (66)(4)                             Holdings Ltd. since February 1999;
  Ropemaker Place                     Chairman, Merrill Lynch Europe PLC, from
  2 King Edward                       September 1993 to 1998; Deputy Chairman,
  Street                              Merrill Lynch International, from
  London EC1A 1HQ                     February 1998 to February 1999;
  United Kingdom                      Director, DSP Merrill Lynch
                                      International, since March 1995.

                                          AGGREGATE DOLLAR
                                           RANGE OF EQUITY
                                          SECURITIES IN ALL
                                           FUNDS OVERSEEN
                                              OR TO BE
                                             OVERSEEN IN
                        DOLLAR RANGE OF       FAMILY OF
                       EQUITY SECURITIES     INVESTMENT
NAME, AGE AND ADDRESS     IN THE FUND       COMPANIES(1)
---------------------  -----------------  -----------------
M. Damodaran; (55)(2)          0                 0
  Unit Trust of India
  13, Sir Vithaldas
  Thackersey Marg
  New Marine Lines,
  Mumbai 400-020,
  India
Uday Kumar Gujadhur;           0                 0
  (47)(3)
  8E, Lislet Geoffroy
  Street
  Cunepipe
  Mauritius
Christopher Reeves;            0                 0
  (66)(4)
  Ropemaker Place
  2 King Edward
  Street
  London EC1A 1HQ
  United Kingdom

----------------------------------------

2) M. Damodaran is deemed to be an interested person under the Investment Company Act of 1940, as amended (the "Investment Company Act") because of his affiliation with UTI.

3) Mr. Gujadhur is a Partner of De Chazal Du Mee & Co. whose subsidiary company De Chazal Du Mee Ltd. owns 40% of UTIIAS (Mauritius) Ltd., the other 60% of which is owned by the Investment Adviser.

4) Mr. Reeves is deemed to be an interested person under the Investment Company Act because of his affiliation with DSP Merrill Lynch Ltd., a securities brokerage firm which executes portfolio transactions for the Fund and other investment funds managed by the Investment Adviser or UTI.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Supplemental Information (unaudited) (concluded)
----------------------------------------------------------------------

OFFICERS

                                       TERM OF
                       POSITION(S)    OFFICE AND             PRINCIPAL OCCUPATION(S)
                        HELD WITH     LENGTH OF              DURING PAST 5 YEARS AND
NAME, ADDRESS AND AGE  REGISTRANT    TIME SERVED                  DIRECTORSHIPS
---------------------  -----------  --------------   ----------------------------------------
D.S.R. Murthy; (52)     President    Since August    Executive Director Unit Trust of India
  Unit Trust of India                    2001        since July 2000; Chief General Manager
  13, Sir Vithaldas                                  of Unit Trust of India until July 2000;
  Thackersey Marg                                    Director of GVK Industries Ltd. since
  New Marine Lines,                                  November 1996; Director of Sicom Ltd.
  Mumbai 400-020,                                    since September 1997; Director of UTI
  India                                              Investor Services Ltd. since December
                                                     1998; Director of Ispat Industries Ltd.
                                                     since April 2001; Director of UTI
                                                     International Ltd. since September 2001;
                                                     Director of Stock Holding Corporation of
                                                     India Ltd. since November 2001; Director
                                                     of UTI Investment Advisory Services Ltd.
                                                     since December 2001; Director of UTI
                                                     Venturs Fund Capital Management Company
                                                     Ltd. since January 2002; Director of
                                                     National Securities Depositary Ltd.
                                                     since January 2002.

J.S. Mascarenhas;      Treasurer &   Since August    Chief Executive Officer of Unit Trust of
  (51)                  Secretary        1999        India Investment Advisory Services Ltd.
  Unit Trust of India                                since July 1999; General Manager and
  Investment Advisory                                Executive Assistant to the Chairman of
  Services Ltd.                                      Unit Trust of India until July 1999.
  Centre 1
  World Trade Center,
  8th Floor
  G.D. Somani Marg
  Cuffe Parade
  Mumbai, 400-005,
  India

Laurence E. Cranch;     Assistant     Since June     Partner of Clifford Chance Rogers &
  (55)                  Secretary        1988        Wells LLP since 1980.
  Clifford Chance
  Rogers & Wells LLP
  200 Park Avenue
  New York, N.Y.
  10166

                                          AGGREGATE DOLLAR
                                           RANGE OF EQUITY
                                          SECURITIES IN ALL
                                           FUNDS OVERSEEN
                                          OR TO BE OVERSEEN
                        DOLLAR RANGE OF     IN FAMILY OF
                       EQUITY SECURITIES     INVESTMENT
NAME, ADDRESS AND AGE     IN THE FUND       COMPANIES(1)
---------------------  -----------------  -----------------
D.S.R. Murthy; (52)            0                  0
  Unit Trust of India
  13, Sir Vithaldas
  Thackersey Marg
  New Marine Lines,
  Mumbai 400-020,
  India
J.S. Mascarenhas;              0                  0
  (51)
  Unit Trust of India
  Investment Advisory
  Services Ltd.
  Centre 1
  World Trade Center,
  8th Floor
  G.D. Somani Marg
  Cuffe Parade
  Mumbai, 400-005,
  India
Laurence E. Cranch;            0                  0
  (55)
  Clifford Chance
  Rogers & Wells LLP
  200 Park Avenue
  New York, N.Y.
  10166

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Tax Information (unaudited)
----------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (June 30, 2002) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were derived from net realized capital gains.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasbm01.vsnl.net.in

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (212) 882-5124

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030
Toll free 1-800-331-1710

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India

DIRECTORS
M. Damodaran
Uday Kumar Gujadhur
Thomas L. Hansberger
Ishaat Hussain
M.K.T. Reddy
Christopher Reeves

OFFICERS
D.S.R. Murthy, PRESIDENT
J.S. Mascarenhas, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS OR CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                             [LOGO IGF LISTED NYSE]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   ANNUAL REPORT
   JUNE 30, 2002